UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2013

MRV COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

20415 Nordhoff Street, Chatsworth, CA 91311

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (818) 773-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08              Shareholder Director Nominations

On April 9, 2013, MRV Communications, Inc. (the “Company”) announced that it has set June 17, 2013 as the date of its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) and that the record date for determining stockholders entitled to vote at the Annual Meeting is April 30, 2013. Because the tentative date of the Annual Meeting has advanced by more than 30 days from the anniversary date of the 2012 Annual Meeting of Stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change.

Qualified stockholder proposals (including a proposal made pursuant to Rule 14a-8 promulgated under the Exchange Act, and any notice on Schedule 14N) to be presented at the Annual Meeting and in the Company’s proxy statement and form of proxy relating to the Annual Meeting must be received by the Company at its principal executive offices located at 20415 Nordhoff Street, Chatsworth, California 91311, addressed to the Company’s Secretary, no later than May 1, 2013. All stockholder proposals must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission, and the Company’s Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 9, 2013

MRV COMMUNICATIONS, INC.

	By:	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter
VP, General Counsel and Secretary